Exhibit 99.1

DVI Receivables VIII, L.L.C.
1999-1
SERVICER REPORT
For the Payment Date
October 13, 2004

I. Reconciliation of Collection Account:
End of Period Collection Account Balance as of Prior Payment Date:	$—
Available Funds:
Contract payments received in this period	$330,674.67
Sales, Use and Property Tax, Maintenance, Late Charges	$50,079.80
Prepayment Amount related to early termination in this period	$—
Servicer Advance	$—
Proceeds received from recoveries on previously Defaulted Contracts	$10,676.84
Proceeds on closed accounts (Chargeoffs/Settlements)	$167.22
Transfer from Reserve Account	$—
Interest Earned on Collection Account	$251.47
Interest Earned on CSA Reserve Account	$81.95
Funds allocated if shortfall exists from the CSA Reserve Account	$—
Amounts paid per Contribution & Servicing Agreement Section 7.01 - Substitution	$—
Amounts paid under Insurance Policies	$—
Any other amounts	$—

Total Available Funds	$391,931.95
Less Amounts to be Retained in Collection Account	$—

Amount to be Distributed in Current Month	$391,931.95

Distribution of Funds:
1. To Trustee-Fees & Expenses	$3,345.64
2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances	$—
3. To Servicer, Tax, Maintenance, Late Charges	$50,079.80
4. To Servicer, Servicing Fee and other Servicing Compensations	$31,709.51
5. To Noteholders
Class A1 Interest	$—
Class A2 Interest	$—
Class A3 Interest	$—
Class A4 Interest	$—
Class A5 Interest	$35,928.06
Class B Interest	$4,755.98
Class C Interest	$9,955.64
Class D Interest	$7,176.72
Class E Interest	$11,940.78
Class A1 Principal	$—
Class A2 Principal (distributed after A1 Note matures)	$—
Class A3 Principal (distributed after A2 Note matures)	$—
Class A4 Principal (distributed after A3 Note matures)	$—
Class A5 Principal (distributed after A4 Note matures)	$237,039.81
Class B Principal	$—
Class C Principal	$—
Class D Principal	$—
Class E Principal	$—
6. To Reserve Account for Requirement per Indenture Agreement Section 3.08 (Provided no Amortization Event)	$—
7. To Issuer-Residual Principal and Interest and Reserve Account Distribution
a) Residual Interest (Provided no Restricting or Amortization Event in effect)	$—
b) Residual Principal (Provided no Restricting or Amortization Event in effect)	$—
c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)	$—

Total Funds Distributed for Current Month	$391,931.95

End of Period Collection Account Balance (Includes Payments in Advance & Restricting Event Funds (If any))	$—

II. Reserve Account
Beginning Balance	$—
-Add Investment Earnings	$—
-Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)	$—
-Less Distribution to Certificate Account	$—

End of Period Balance	$—

Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances (Provided no Amortization Event)	$—
CSA Reserve Account
Aggregate Beginning Balance*		$4,983,201.28
-Add Aggregate Investment Earnings		$4,767.41
-Add Series 1999-1 Amounts Deposited		$12,297.10
-Add Amounts Deposited for All Other Securitizations		$384,156.21

SubTotal Available Funds		$5,384,422.00
Amount Available to this series for payment of Claims based on Note Balances of all securitizations	$85,625.34
-Less Total Claims submitted for Series 1999-1		$(38.68)
-Less Current Month Claims submitted for all other deals		$(1,315,155.38)
-Less Transfer of Investment Earnings to Available Funds for all Securitizations		$(4,767.41)

Aggregate End of Period Balance		$4,064,460.53

*The CSA Reserve account Beginning Balance has been modified to be the Aggregate Beginning Balance of all securitizations, rather than just the individual series’ balance.

DVI Receivables VIII, L.L.C.
1999-1
SERVICER REPORT
For the Payment Date
October 13, 2004

III. Class A Note Aggregate Principal Balance
Beginning Aggregate Principal Balance of the Class A Notes		$6,168,965.56
Class A Overdue Interest, If Any		$—
Class A Monthly Interest		$35,928.06
Class A Overdue Principal, If Any		$—
Class A Monthly Principal		$237,039.81

Ending Aggregate Principal Balance of the Class A Notes		$5,931,925.76

IV. Class A Note Principal Balance
Beginning Principal Balance of the Class A Notes
Class A1		$—
Class A2		$—
Class A3		$—
Class A4		$—
Class A5		$6,168,965.56

		$6,168,965.56
Class A Monthly Interest
Class A1 (Actual Number Days/360)		$—
Class A2		$—
Class A3		$—
Class A4		$—
Class A5		$35,928.06
Class A Monthly Principal
Class A1		$—
Class A2		$—
Class A3		$—
Class A4		$—
Class A5		$237,039.81

		$237,039.81
Ending Principal Balance of the Class A Notes
Class A1		$—
Class A2		$—
Class A3		$—
Class A4		$—
Class A5	CUSIP 23334PAE3	$5,931,925.76

		$5,931,925.76

CLASS A5
Interest Paid Per $1,000	Original Face $42,620,000	0.8429860
Principal Paid Per $1,000	Original Face $42,620,000	5.5617036
Ending Principal	Balance Factor	0.1391817
V. Class B Note Principal Balance	CUSIP 23334PAF0
Beginning Principal Balance of the Class B Notes		$439,690.60
Class B Overdue Interest, If Any		$—
Class B Monthly Interest		$4,755.98
Class B Overdue Principal, If Any		$—
Class B Monthly Principal		$—

Ending Principal Balance of the Class B Notes		$439,690.60

Interest Paid Per $1,000	Original Face $3,768,000	0.0000000
Principal Paid Per $1,000	Original Face $3,768,000	0.0000000
Ending Principal	Balance Factor	0.1166907
VI. Class C Note Principal Balance	CUSIP 23334PAG8
Beginning Principal Balance of the Class C Notes		$880,381.29
Class C Overdue Interest, If Any		$—
Class C Monthly Interest		$9,955.64
Class C Overdue Principal, If Any		$—
Class C Monthly Principal		$—

Ending Principal Balance of the Class C Notes		$880,381.29

Interest Paid Per $1,000	Original Face $7,537,000	0.0000000
Principal Paid Per $1,000	Original Face $7,537,000	0.0000000
Ending Principal	Balance Factor	0.1168079

DVI Receivables VIII, L.L.C.
1999-1
SERVICER REPORT
For the Payment Date
October 13, 2004

VII. Class D Note Principal Balance	CUSIP 23334PAH6
Beginning Principal Balance of the Class D Notes		$586,254.14
Class D Overdue Interest, If Any		$—
Class D Monthly Interest		$7,176.72
Class D Overdue Principal, If Any		$—
Class D Monthly Principal		$—

Ending Principal Balance of the Class D Notes		$586,254.14

Interest Paid Per $1,000	Original Face $5,024,000	0.0000000
Principal Paid Per $1,000	Original Face $5,024,000	0.0000000
Ending Principal	Balance Factor	0.1166907
VIII. Class E Note Principal Balance	CUSIP 23334PAJ2
Beginning Principal Balance of the Class E Notes		$734,817.69
Class E Overdue Interest, If Any		$—
Class E Monthly Interest		$11,940.78
Class E Overdue Principal, If Any		$—
Class E Monthly Principal		$—

Ending Principal Balance of the Class E Notes		$734,817.69

Interest Paid Per $1,000	Original Face $6,282,000	0.0000000
Principal Paid Per $1,000	Original Face $6,282,000	0.0000000
Ending Principal	Balance Factor	0.1169719
IX. Issuers Residual Principal Balance
Beginning Residual Principal Balance		$—
Residual Interest		$—
Residual Principal		$—

Ending Residual Principal Balance		$—

X. Payment to Servicer
-Collection period Servicer Fee to USB		$31,709.51
-Servicer Advances Reimbursement		$—
-Tax, Maintenance, Late Charges		$50,079.80

Total amounts due to Servicer		$81,789.31

DVI Receivables VIII, L.L.C.
1999-1
SERVICER REPORT
For the Payment Date
October 13, 2004

XI. Aggregate Discounted Contract Balance

POOL A (SEE EXHIBIT B)
Aggregate Discounted Contract Balance at the beginning of the related Collection Period		$5,167,470.10
Portion of ADCB at the beginning of the related Collection Period that is Current	$4,994,173.56
Portion of ADCB at the beginning of the related Collection Period that is Delinquent Payments	$173,296.53
Portion of ADCB at the end of the related Collection Period that is Current	$4,749,129.38
Portion of ADCB at the end of the related Collection Period that is Delinquent Payments	$114,075.22

Aggregate Discounted Contract Balance at the end of the related Collection Period		$4,863,204.61

(Increase)/Decrease in Aggregate Discounted Contract Balance		$304,265.49
POOL B (SEE EXHIBIT C)
Aggregate Discounted Contract Balance at the beginning of the related Collection Period		$222,466.40
Portion of ADCB at the beginning of the related Collection Period that is Current	$219,360.11
Portion of ADCB at the beginning of the related Collection Period that is Delinquent Payments	$3,106.29
Portion of ADCB at the end of the related Collection Period that is Current	$204,840.72
Portion of ADCB at the end of the related Collection Period that is Delinquent Payments	$2,884.41

Aggregate Discounted Contract Balance at the end of the related Collection Period		$207,725.13

(Increase)/Decrease in Aggregate Discounted Contract Balance		$14,741.26

Aggregate Discounted Contract Balance at the end of the related Collection Period		$5,070,929.74

* The ADCB will consist of the present value of each remaining contract payment and unpaid balances, taking into account payments received with a future due date.

XII. Cumulative Detail of Defaulted Contracts

Lease #	Current Month	Cumulative
(See EXHIBIT A)
Pool A Total Discounted Present Value	$—	$5,570,130.32
Pool B Total Discounted Present Value	$—	$1,004,226.48

a) Discounted Contract Balances of all Defaulted Contracts		$6,574,356.80
b) ADCB at Closing Date		$251,182,193.26
c) (Cannot Exceed 6% over the Life of the Pool)		2.62%

DVI Receivables VIII, L.L.C.
1999-1
SERVICER REPORT
For the Payment Date
October 13, 2004

XIII. Cumulative Detail of Substituted Contracts-Prepayments (Pool A)

				Predecessor
	Discounted	Predecessor		Discounted
Lease #	Present Value	Lease #		Present Value
2199-001	$1,112,975.58		1881-001	$2,435,321.88
1231-041	$953,502.31
1560-013	$342,866.78
Cash	$25,977.21
3323-002	$932,975.98		912-501	$492,124.09
3330-002	$784,394.56		917-501	$536,814.08

			917-502	$578,192.91
			920-501	$35,076.58
			1912-001	$34,364.63

Totals:	$4,152,692.42			$4,111,894.17
a) Discounted Contract Balances of All Prepaid Contracts				$4,111,894.17
b) ADCB of Pool A at Closing Date				$201,135,070.09
c) (Cannot Exceed 10% Over the Life of the Pool)				2.04%
Data for Current Reporting Period Substitutions
a) Total Discounted Contract Balance of Predecessor Receivables			$—
b) Total Discounted Contract Balance of Substitute Receivables			$—
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement 7.02			$—

Changes in any of the above detail during the related Collection Period	YES	NO	X

Cumulative Detail of Substituted Contracts-Prepayments (Pool B)

Predecessor
	Discounted	Predecessor		Discounted
Lease #	Present Value	Lease #		Present Value
NONE
Totals:	$—
a) Discounted Contract Balances of All Prepaid Contracts				$—
b) ADCB of Pool B at Closing Date				$50,047,123.17
c) (Cannot Exceed 10% Over the Life of the Pool Unless Rating Agency Approves)				0.00%
Data for Current Reporting Period Substitutions
a) Total Discounted Contract Balance of Predecessor Receivables			$—
b) Total Discounted Contract Balance of Substitute Receivables			$—
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement 7.02			$—

Changes in any of the above detail during the related Collection Period	YES	NO	X

XIV. Cumulative Detail of Substituted Contracts-Non-Performing (Pool A)

				Predecessor
	Discounted	Predecessor		Discounted
Lease #	Present Value	Lease #		Present Value
408-502	$495,646.95		277-103	$2,561,363.27
1042-501	$1,631,421.93		1513-002	$953,250.10
2375-001	$1,286,730.05		1725-002	$588,254.35
1097-506	$675,567.93
Cash	$13,500.87
2545-002	$964,543.83		2205-001	$3,763,600.22
2907-001	$472,557.70
2000667-2	$190,558.39
2004051-2	$695,143.77
2004051-3	$993,964.93
2004887-1	$212,022.60
2005804-1	$236,366.53

Totals:	$7,868,025.48			$7,866,467.94
a) Discounted Contract Balances of All Non-Performing Contracts				$7,866,467.94
b) ADCB of Pool A at Closing Date				$201,135,070.09
c) (Cannot Exceed 10% Over the Life of the Pool)				3.91%
Data for Current Reporting Period Substitutions
a) Total Discounted Contract Balance of Predecessor Receivables			$—
b) Total Discounted Contract Balance of Substitute Receivables			$—
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement 7.02			$—

Changes in any of the above detail during the related Collection Period	YES	NO	X

Cumulative Detail of Substituted Contracts -General Rights (Pool B)

				Predecessor
	Discounted	Predecessor		Discounted
Lease #	Present Value	Lease #		Present Value
1528-003	$642,004.10		960-501	$82,012.38
2826-003	$205,317.69		960-502	$28,390.17
2906-001	$496,511.61		1043-501	$641,289.38
Cash	$3,932.26		1043-502	$596,073.73

Totals:	$1,347,765.66			$1,347,765.66
a) Discounted Contract Balances of all Contracts Substituted				$1,347,765.66
b) ADCB of Pool B at Closing Date				$50,047,123.17
c) (Cannot Exceed 10% Over the Life of the Pool)				2.69%
Data for Current Reporting Period Substitutions
a) Total Discounted Contract Balance of Predecessor Receivables			$—
b) Total Discounted Contract Balance of Substitute Receivables			$—
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement 7.02			$—

Changes in any of the above detail during the related Collection Period	YES	NO	X

DVI Receivables VIII, L.L.C.
1999-1
SERVICER REPORT
For the Payment Date
October 13, 2004

XV. Pool Performing Measurements

1. Aggregate Discounted Contract Balance
Contracts Delinquent > 90 days
- This Month :	$95,040.31
-1 Month Prior :	$94,800.15
-2 Months Prior :	$121,704.15

Total	$311,544.61
a) 3 Month Average:	$103,848.20
Total Outstanding Contracts
- This Month :	$5,070,929.74
-1 Month Prior :	$5,389,936.49
-2 Months Prior :	$5,743,657.63

Total	$16,204,523.86
b) 3 Month Average:	$5,401,507.95
c) a/b	1.92%
2. Does a Delinquency Condition Exist (1c > 6%)?	NO

3. Restricting Event Check
A. A Delinquency Condition Exists for Current Period?	NO

B. An Indenture Event of Default has occurred and is then Continuing? *	NO

4. Has a Servicer Event of Default Occurred? *	NO

5. Amortization Event?	YES

6. Aggregate Discounted Contract Balance at Closing Date	$251,182,193.26
Aggregate Discounted Contract Balances (A.D.C.B.) of Contracts listed as more than:
A.D.C.B **
30 Days Overdue	$—
60 Days Overdue	$557.13
90 Days Overdue	$—
120 Days Overdue	$95,040.31
150 Days Overdue	$—
180 Days Overdue	$—

$95,597.44
% OF TOTAL	$5,070,929.74
A.D.C.B
30 Days Overdue	0.000%
60 Days Overdue	0.011%
90 Days Overdue	0.000%
120 Days Overdue	1.874%
150 Days Overdue	0.000%
180 Days Overdue	0.000%

*	Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement event of default listed under Section XV that occurred prior to February 24, 2004 are waived.

**	Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include the present value of each remaining contract payment and unpaid balances.

DVI Receivables VIII, L.L.C.
1999-1
SERVICER REPORT
For the Payment Date
October 13, 2004

Exhibit # A -Detail on Defaulted Contracts

			Discounted
Default Month	Contract #	Pool	Contract Balance
Oct-03	0001229-106	A	$1,453,645.06
Jan-04	0001904-001	A	$338,639.96
Jan-04	0001904-002	A	$318,650.28
Jan-04	0002178-001	A	$337,269.84
Jan-04	0001907-002	A	$48,688.29
Jan-04	0003323-002	A	$590,066.84
Jan-04	0001907-005	A	$24,181.27
Jan-04	0003330-002	A	$496,095.81
Jan-04	0001907-001	A	$127,440.56
Jan-04	0001907-003	A	$70,953.61
Jan-04	0001907-004	A	$15,842.90
Feb-04	0002186-002	B	$52,427.92
Feb-04	0002186-001	B	$264,916.51
Feb-04	0002375-001	A	$595,728.44
Feb-04	0001918-001	A	$9,765.81
May-04	0001945-001	A	$905,342.60
Jun-04	2214-001	A	$60,288.68
Jun-04	9803678-501	A	$264.82
Jul-04	1640-005	A	$3,515.68
Jul-04	1945-002	B	$248,385.88
Jul-04	1945-003	B	$105,531.78
Jul-04	1945-004	B	$112,747.12
Jul-04	1945-005	B	$52,696.21
Jul-04	1945-006	B	$72,267.26
Jul-04	1003-002	A	$10,225.64
Chargeoffs
Aug-03	0000863-506	B	$9,874.69
Nov-03	0002116-001	A	$81,267.15
Feb-04	0001950-001	A	$80,387.32
Dec-03	3011206-307	A	$273.44
Apr-04	9803975-501	A	$880.94
Settlement
Jan-04	0001305-007	B	$85,379.11
Apr-04	998-501	A	$9.87
Mar-04	9805300-101	A	$—
Apr-04	9900075-401	A	$705.52

			$6,574,356.80

Current Month Defaults Returned to ADCB

DVI Receivables VIII, L.L.C.
1999-1
SERVICER REPORT
For the Payment Date
October 13, 2004

XI. Aggregate Discounted Contract Balance

POOL A EXHIBIT B

	August ADCB	August Delinq	September ADCB	September Delinq
001-2041076-402	$—	$—	$—	$—
002-9600645-602	$—	$—	$—	$—
001-9704153-704	$—	$—	$—	$—
001-0001506-002	$—	$—	$—	$—
001-0001609-005	$—	$—	$—	$—
001-0001743-002	$—	$—	$—	$—
001-0001830-004	$—	$—	$—	$—
001-0001859-001	$—	$—	$—	$—
001-0001918-003	$—	$—	$—	$—
001-0001972-001	$—	$—	$—	$—
022-9801196-102	$—	$—	$—	$—
001-0002087-001	$—	$—	$—	$—
001-0002096-008	$—	$—	$—	$—
001-0002096-009	$—	$—	$—	$—
001-0002096-010	$—	$—	$—	$—
001-0002108-001	$—	$—	$—	$—
022-9801973-102	$—	$—	$—	$—
001-0002201-001	$—	$—	$—	$—
031-9802991-701	$—	$—	$—	$—
001-1021003-408	$—	$—	$—	$—
022-9804640-101	$—	$—	$—	$—
001-9804790-501	$—	$—	$—	$—
001-9804848-401	$—	$—	$—	$—
001-9804849-401	$—	$—	$—	$—
031-9804850-701	$—	$—	$—	$—
001-9803163-502	$—	$—	$—	$—
001-9803228-501	$—	$—	$—	$—
001-9804869-601	$—	$—	$—	$—
001-9803414-501	$—	$—	$—	$—
001-9805029-401	$—	$—	$—	$—
031-9805428-701	$—	$—	$—	$—
001-9803630-501	$—	$—	$—	$—
001-9900028-901	$—	$—	$—	$—
001-9803855-501	$—	$—	$—	$—
031-9900095-701	$—	$—	$—	$—
001-9803904-401	$—	$—	$—	$—
001-9900221-901	$—	$—	$—	$—
001-9803943-501	$—	$—	$—	$—
001-9804207-501	$—	$—	$—	$—
001-0001986-002	$—	$—	$—	$—
001-0004232-401	$—	$—	$—	$—
001-0001022-501	$—	$—	$—	$—
001-0001883-001	$—	$—	$—	$—
001-0001826-001	$—	$—	$—	$—
001-0001171-005	$—	$19,872.00	$—	$—
001-0001857-002	$1,394.89	$—	$—	$—
001-0004188-401	$1,806.46	$—	$—	$—
001-0001809-003	$432.42	$5,867.24	$—	$557.13
001-0001686-004	$8,929.97	$—	$7,120.23	$—
001-0001574-007	$8,107.39	$—	$7,686.71	$—
001-0002104-002	$8,103.21	$—	$8,132.75	$—
001-0001619-005	$10,968.31	$846.82	$9,129.16	$—
001-0002103-002	$10,814.11	$—	$10,853.53	$—
001-0001824-007	$26,541.77	$—	$25,140.42	$—
001-0001097-506	$40,353.63	$54,446.52	$26,982.16	$68,058.15
001-0001830-005	$67,967.27	$—	$48,818.58	$—
001-0000873-007	$49,153.86	$—	$49,506.65	$—
001-0004193-401	$56,567.15	$—	$50,003.23	$—
001-0002057-001	$52,557.51	$—	$52,750.61	$—
003-2000667-002	$56,550.37	$—	$52,934.91	$—
001-0001996-001	$70,480.28	$—	$53,016.72	$—
001-0001560-013	$60,012.14	$—	$53,501.28	$—
001-0001824-006	$73,441.97	$—	$68,396.03	$—
003-2005804-001	$73,521.70	$—	$69,128.25	$—
001-0001231-032	$70,129.02	$—	$70,632.35	$—
001-0004193-405	$96,658.36	$—	$92,335.93	$—
001-0001829-003	$106,176.08	$—	$104,637.87	$—
001-0002907-001	$118,619.06	$—	$116,638.97	$—
001-0001917-001	$233,574.07	$—	$216,239.52	$—
001-0001830-002	$319,966.02	$46,804.00	$275,066.22	$—
001-0002104-001	$304,551.81	$—	$305,666.10	$—
001-0001231-041	$410,460.74	$—	$413,406.69	$—

DVI Receivables VIII, L.L.C.
1999-1
SERVICER REPORT
For the Payment Date
October 13, 2004

001-0001574-006	$422,618.91	$—	$424,162.59	$—
001-0002103-001	$432,487.62	$—	$434,063.94	$—
001-0002107-001	$691,843.61	$45,459.95	$650,500.94	$45,459.94
001-0002063-001	$1,109,383.84	$—	$1,052,677.05	$—
PAYOFFS
001-3091316-103	$—	$—	$—	$—	September, 2004 Payoff
022-5111018-102	$—	$—	$—	$—	September, 2004 Payoff
001-0001843-002	$—	$—	$—	$—	September, 2004 Payoff
001-0002096-001	$—	$—	$—	$—	September, 2004 Payoff
001-0002096-002	$—	$—	$—	$—	September, 2004 Payoff
001-0002096-003	$—	$—	$—	$—	September, 2004 Payoff
001-0002096-004	$—	$—	$—	$—	September, 2004 Payoff
001-0002096-005	$—	$—	$—	$—	September, 2004 Payoff
001-0002096-006	$—	$—	$—	$—	September, 2004 Payoff
001-0002096-007	$—	$—	$—	$—	September, 2004 Payoff
013-9802545-101	$—	$—	$—	$—	September, 2004 Payoff
001-9702198-504	$—	$—			August, 2004 Payoff
001-0001738-003	$—	$—			August, 2004 Payoff
001-0001921-001	$—	$—			August, 2004 Payoff
001-0001963-001	$—	$—			August, 2004 Payoff
001-0001967-003	$—	$—			August, 2004 Payoff
001-0001995-001	$—	$—			August, 2004 Payoff
013-9804221-501	$—	$—			August, 2004 Payoff
001-0002111-001	$—	$—			August, 2004 Payoff
002-9802002-603	$—	$—			August, 2004 Payoff
001-0002145-001	$—	$—			August, 2004 Payoff
001-9802766-602	$—	$—			August, 2004 Payoff
001-9804477-101	$—	$—			August, 2004 Payoff
012-9802867-401	$—	$—			August, 2004 Payoff
001-9804562-501	$—	$—			August, 2004 Payoff
001-9804571-401	$—	$—			August, 2004 Payoff
001-9803023-501	$—	$—			August, 2004 Payoff
001-9804615-601	$—	$—			August, 2004 Payoff
001-9803066-501	$—	$—			August, 2004 Payoff
001-9803449-601	$—	$—			August, 2004 Payoff
001-9803488-101	$—	$—			August, 2004 Payoff
001-9805318-901	$—	$—			August, 2004 Payoff
001-9803716-601	$—	$—			August, 2004 Payoff
001-9803947-401	$—	$—			August, 2004 Payoff
001-9803972-401	$—	$—			August, 2004 Payoff
001-0001946-004	$—	$—			August, 2004 Payoff
001-0001738-005	$—	$—			August, 2004 Payoff
001-0001828-003	$—	$—			August, 2004 Payoff
001-0001788-001	$—	$—			August, 2004 Payoff
001-0002143-001	$—	$—			August, 2004 Payoff
001-0002143-002	$—	$—			August, 2004 Payoff
001-0001935-001	$—	$—			August, 2004 Payoff
022-4051125-402					July, 2004 Payoff
012-9703049-701					July, 2004 Payoff
001-0001702-006					July, 2004 Payoff
001-9804245-101					July, 2004 Payoff
001-0002147-001					July, 2004 Payoff
001-9804678-701					July, 2004 Payoff
001-9803147-501					July, 2004 Payoff
001-9804991-502					July, 2004 Payoff
001-9803445-101					July, 2004 Payoff
001-9900018-401					July, 2004 Payoff
001-9900157-901					July, 2004 Payoff
001-9804198-401					July, 2004 Payoff
001-0001984-002					July, 2004 Payoff
001-0001986-001					July, 2004 Payoff
001-0001946-003					July, 2004 Payoff
001-0001905-004					July, 2004 Payoff
001-0002192-001					July, 2004 Payoff
001-0001905-002					July, 2004 Payoff
001-0000867-505					June, 2004 Payoff
001-0000997-501					June, 2004 Payoff
001-0001984-001					June, 2004 Payoff
001-9802709-102					June, 2004 Payoff
001-9802709-103					June, 2004 Payoff
001-9804554-101					June, 2004 Payoff
001-9804771-601					June, 2004 Payoff
001-9900037-901					June, 2004 Payoff
001-9900175-401					June, 2004 Payoff
031-9900179-701					June, 2004 Payoff

DVI Receivables VIII, L.L.C.
1999-1
SERVICER REPORT
For the Payment Date
October 13, 2004

031-9900212-701					June, 2004 Payoff
001-0002093-002					June, 2004 Payoff
001-0002081-001					June, 2004 Payoff
001-0001905-001					June, 2004 Payoff
001-0001016-501					May, 2004 Payoff
001-0001738-004					May, 2004 Payoff
001-0001740-004					May, 2004 Payoff
001-0001933-001					May, 2004 Payoff
001-0001933-002					May, 2004 Payoff
031-9804309-701					May, 2004 Payoff
013-9804492-101					May, 2004 Payoff
013-9804852-401					May, 2004 Payoff
001-9805364-401					May, 2004 Payoff
001-9804101-901					May, 2004 Payoff
001-0001987-001					May, 2004 Payoff
001-0001833-001					May, 2004 Payoff
001-0001833-002					May, 2004 Payoff
001-0001929-001					April, 2004 Payoff
001-0001938-002					April, 2004 Payoff
001-0001992-001					April, 2004 Payoff
001-9805028-901					April, 2004 Payoff
001-9805051-501					April, 2004 Payoff
001-9803456-501					April, 2004 Payoff
001-9803839-401					April, 2004 Payoff
001-9803947-402					April, 2004 Payoff
001-9804060-101					April, 2004 Payoff
013-9804264-401					April, 2004 Payoff

	$4,994,173.56	$173,296.53	$4,749,129.38	$114,075.22

DEFAULTS
001-0001003-002					July, 2004 Default
001-0001640-005					July, 2004 Default
001-9803678-501					June, 2004 Default
001-0002214-001					June, 2004 Default
001-0001945-001					May, 2004 Default
001-0000998-501					April, 2004 Default
034-9900075-401					April, 2004 Default
001-9803975-501					April, 2004 Default
001-9805300-101					March, 2004 Default
001-0001918-001					February, 2004 Default
001-0001950-001					February, 2004 Default
001-0002375-001					February, 2004 Default

	August Defaults DCB	$—	September Defaults DCB	$—

SETTLEMENTS				GAIN/LOSS

001-0001930-002			July, 2004 Settlement	$(47,268.17)
001-0001930-003			July, 2004 Settlement	$(47,268.17)
001-0001730-005			May, 2004 Settlement	$(1,021.95)
001-0001730-003			May, 2004 Settlement	$(1,090.90)
RESTRUCTURES
001-0001231-041			July, 2004 Restructure	$1,401.97
001-0001829-003			July, 2004 Restructure	$2,080.19
001-0000873-007			July, 2004 Restructure	$(1,169.48)
001-0001231-032			July, 2004 Restructure	$(1,668.48)
001-0001574-006			July, 2004 Restructure	$(26,794.02)
001-0001574-007			July, 2004 Restructure	$(1,433.35)
001-0002057-001			July, 2004 Restructure	$(5,914.64)
001-0002103-001			July, 2004 Restructure	$(21,724.44)
001-0002103-002			July, 2004 Restructure	$(471.86)
001-0002104-001			July, 2004 Restructure	$(126,836.76)
001-0002104-002			July, 2004 Restructure	$(3,306.00)

	August Total Balance	$5,167,470.10	September Total Balance	$4,863,204.61

DVI Receivables VIII, L.L.C.
1999-1
SERVICER REPORT
For the Payment Date
October 13, 2004

XI. Aggregate Discounted Contract Balance
POOL B EXHIBIT C

	August ADCB	August Delinq	September ADCB	September Delinq
001-0000110-550	$—	$—	$—	$—
001-0000110-560	$—	$—	$—	$—
001-0000923-501	$—	$—	$—	$—
001-0000926-501	$—	$—	$—	$—
001-0000945-501	$—	$—	$—	$—
001-0000974-501	$—	$—	$—	$—
001-0000975-501	$—	$—	$—	$—
001-0001008-501	$—	$—	$—	$—
001-0001009-501	$—	$—	$—	$—
001-0001010-501	$—	$—	$—	$—
001-0001020-501	$—	$—	$—	$—
001-0001026-501	$—	$—	$—	$—
001-0001028-501	$—	$—	$—	$—
001-0001035-506	$—	$—	$—	$—
001-0001039-501	$—	$—	$—	$—
001-0001579-004	$—	$—	$—	$—
001-0002073-003	$—	$—	$—	$—
001-0004240-402	$—	$—	$—	$—
001-0004274-401	$—	$—	$—	$—
001-0000904-503	$—	$—	$—	$—
001-0000110-563	$—	$—	$—	$—
001-0000925-504	$1,002.21	$—	$679.80	$—
001-0000925-502	$1,026.47	$—	$1,026.47	$—
001-0000925-503	$1,045.77	$—	$1,045.77	$—
001-0001996-002	$3,541.71	$—	$2,664.15	$—
001-0002826-003	$67,533.13	$3,106.29	$63,497.53	$2,884.41
001-0002906-001	$145,210.81	$—	$135,927.00	$—
PAYOFFS
001-0000021-504	$—	$—	$—	$—	September, 2004 Payoff
001-0001021-501	$—	$—	$—	$—	September, 2004 Payoff
001-0004161-404	$—	$—	$—	$—	September, 2004 Payoff
001-0002073-004	$—	$—			August, 2004 Payoff
001-0002073-005	$—	$—			August, 2004 Payoff
001-0002073-006	$—	$—			August, 2004 Payoff
001-0002165-001	$—	$—			August, 2004 Payoff
001-0002183-002	$—	$—			August, 2004 Payoff
001-0002183-003	$—	$—			August, 2004 Payoff
001-0002183-001	$—	$—			August, 2004 Payoff
001-0002149-001					July, 2004 Payoff
001-0002073-002					June, 2004 Payoff
001-0002073-008					June, 2004 Payoff
001-0002109-003					June, 2004 Payoff
001-0001024-503					May, 2004 Payoff
001-0001528-003					May, 2004 Payoff
001-0001830-003					May, 2004 Payoff
001-0002073-001					May, 2004 Payoff
001-0002073-007					May, 2004 Payoff
001-0001841-002					May, 2004 Payoff
001-0002181-001					May, 2004 Payoff
001-0002163-002					May, 2004 Payoff
001-0002163-001					May, 2004 Payoff
001-0001537-002					April, 2004 Payoff
001-0002184-001					April, 2004 Payoff

	$219,360.11	$3,106.29	$204,840.72	$2,884.41

DEFAULTS
001-0001945-005					July, 2004 Default
001-0001945-006					July, 2004 Default
001-0001945-003					July, 2004 Default
001-0001945-004					July, 2004 Default
001-0001945-002					July, 2004 Default
001-0002186-001					February, 2004 Default
001-0002186-002					February, 2004 Default

	August Defaults DCB	$—	September Defaults DCB	$—

	August Total Balance	$222,466.40	September Total Balance	$207,725.13

DVI Receivables VIII, L.L.C.
1999-1
SERVICER REPORT
For the Payment Date
October 13, 2004

With respect to any cumulative data provided on the report prior to USBPS being assigned Successor Servicer, as well as Scheduled Principal Balances, USBPS’s figures are based on original data from DVI. USBPS can not warrant the data that is provided from DVI’s original information and accordingly disclaims any liability for the accuracy of those figures.

/s/ Joseph A. Andries
Approved by: Joseph A. Andries, Senior Vice President of U.S. Bank Portfolio Services